Plan Termination	12 Months Ended
Dec. 31, 2025
EBP 005
EBP, Description of Plan [Line Items]
Plan Termination
5.
PLAN TERMINATION

Although it has not expressed any intention to do so, the Company has the right under the Plan to discontinue its contributions at any time and to terminate the Plan subject to the provisions set forth in ERISA. In the event that the Plan is terminated by the Company, participant accounts would become fully vested. The assets of the Plan would be distributed to the participants based on their account balances. In addition, any previously forfeited amounts that had not been applied to reduce Company contributions would be credited ratably to the accounts of the participants remaining in the Plan at the time of such termination.